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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 14, 2004


                         United States Exploration, Inc.
             (Exact name of registrant as specified in its charter)


Colorado                              1-13513               84-1120323
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        File No.)             Identification No.)


                           1560 Broadway, Suite 1900
                             Denver, Colorado 80202
                    (Address of principal executive offices)


                                 (303) 863-3550
              (Registrant's telephone number, including area code)




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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              99.1 -- Press release issued by the Registrant on January 14, 2004


Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On January 14, 2004, the Registrant issued a press release announcing that it will amend its annual financial statements for 2001 and 2002 and its interim financial statements for the three months and nine months ended September 30, 2003 based on comments received from the Securities and Exchange Commission in connection with its review of the Company's proxy statement for a special meeting of shareholders to vote upon a previously announced merger. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNITED STATES EXPLORATION, INC.

Date:  January 14, 2004                   By:  /s/ F. Michael Murphy
                                             -----------------------------------
                                             F. Michael Murphy, Vice President
                                             and Chief Financial Officer
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                                  EXHIBIT INDEX

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Exhibit
Number            Description
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
99.1              Press release issued by the Registrant on January 14, 2004
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